UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2005

SCHERING–PLOUGH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New Jersey (State or Other Jurisdiction of Incorporation)	1-6571 (Commission File Number)	22-1918501 (IRS Employer Identification Number)

2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (908) 298-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-3.2: AMENDED AND RESTATED BY-LAWS
EX-99.1: PRESS RELEASE

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 27, 2005, the Board of Directors of Schering-Plough Corporation elected Thomas J. Colligan as a member of the Board of Directors. Mr. Colligan was appointed to the Audit and Finance Committees.

A press release dated June 28, 2005 related to Mr. Colligan’s appointment is attached as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2005, the Board of Directors of Schering-Plough Corporation adopted Amended and Restated By-laws of the Company, effective June 28, 2005. The purpose of the amendments, which do not require shareholder approval, was to provide greater clarity to certain provisions, update obsolete provisions and add flexibility where it is permitted under New Jersey Corporation Law.

Shareholder Meetings: The By-laws were amended to provide that the Board may set the date of the annual meeting of shareholders. The requirement that the annual meeting be held on the fourth Tuesday of April was deleted.

Directors: The By-laws were amended to allow notice of special meetings of the Board of Directors to be provided by email.

Executive Committees and Other Committees: The By-laws were amended to provide that committees of the Board of Directors may consist of one or more members. The By-laws previously provided that committees must consist of at least three members. The requirements for a quorum were adjusted accordingly. The amendment also provides that no committee of the Board of Directors shall have the authority to make, alter, or repeal any by-law of the Corporation, elect or appoint any director, remove any director or officer, submit to shareholders any action that requires shareholder approval, or amend or repeal any resolution adopted by the Board of Directors which by its terms may be amended or repealed only by the Board of Directors.

Officers: The Amended By-laws eliminate the Vice Chairman and President positions and clarify that an officer may be removed by the Board of Directors with or without cause.

The Amended and Restated By-laws are attached as Exhibit 3.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
3.2	Amended and Restated By-laws, effective June 28, 2005

99.1	Press Release, dated June 28, 2005, entitled “Schering-Plough Elects Thomas J. Colligan to Board of Directors.”

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By:	/s/ Douglas J. Gingerella
Douglas J. Gingerella
Vice President and Controller

Date: June 28, 2005

Exhibit Index

Exhibit No.	Description
3.2	Amended and Restated By-laws, effective June 28, 2005

99.1	Press Release, dated June 28, 2005, entitled “Schering-Plough Elects Thomas J. Colligan to Board of Directors.”